Lord Abbett

Developing
Growth Fund

Semi-Annual Report For the Six Months Ended July 31, 1997

                                [GRAPHIC: telescope]

A portfolio of small companies with big growth potential

[LOGO]
(R)

                       Lord Abbett Developing Growth Fund

                                 A Tradition of
                                   Performance

[GRAPHIC:  Magnifying Glass and Maps of the Constellations]

"Lord Abbett Developing Growth Fund is a model citizen in a rough neighborhood...In fact, this Fund, relative to its peers, is something of a standout."

                                    Morningstar Mutual Funds, July 15, 1997
--------------------------------------------------------------------------------
Do Small-Cap Stocks Have a Place in Your Portfolio?

Just as there are different types of investors--with unique goals, strategies and time horizons--there are different types of securities to help them achieve their objectives. Look at equities: "large-cap" stocks (companies with market capitalizations in excess of $5 billion) behave differently than "small-cap" stocks (companies with market capitalizations of $750 million or less). Year-to-year volatility is higher for small-cap stocks, but, as the chart below illustrates, small stocks have provided double-digit average annual returns each of the last six decades.

  [The following table was represented as a bar graph in the printed material.]

                  Average Annual Returns During Each Decade(1)

                  Small-cap stocks        Large-cap stocks

1940s                  20.7%                    9.2%

1950s                  16.9%                   19.4%

1960s                  15.5%                    7.8%

1970s                  11.5%                    5.9%

1980s                  15.8%                   17.6%

1990s*                 15.6%                   14.4%

*1990-1996

Lord Abbett Developing Growth Fund invests in stocks of small, developing companies. These securities offer unusual growth potential and, not surprisingly, entail more investor risk. However, when used as part of a diversified portfolio of securities, these stocks can provide investors with the growth potential necessary to achieve their goals.
--------------------------------------------------------------------------------
Average Annual Total Returns

SEC-required average annual rates of total return at the Class A share maximum sales charge of 5.75% for the periods ended 6/30/97 were:

[The following graph was represented as a bar graph in the printed material.]

                                  1 year     12.50%
                                  5 years    21.46%
                                 10 years    12.30%

Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

(1) Source: (C) Computed using data from Stocks, Bonds, Bills, & Inflation 1997 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield). Used with permission. All rights reserved. This chart does not represent past or future performance of Lord Abbett Developing Growth Fund.

Report to Shareholders
For the Six Months Ended July 31, 1997

[PHOTO:  Robert S. Dow]


/s/ Robert S. Dow
-----------------
Robert S. Dow
CHAIRMAN

AUGUST 12, 1997

"...your Fund continued to feature companies that are leaders in their fields and have good earnings prospects."

Lord Abbett Developing Growth Fund completed the first half of its fiscal year on July 31, 1997, with net assets of $407 million. Below is an overview of class-specific data for the period.

                                            Six Months Ended July 31, 1997
                                            ------------------------------
                                              Class A  Class B   Class C
--------------------------------------------------------------------------------
             Net asset value                   $14.72   $14.61    $14.61
             Capital gains                     $ 0.21   $ 0.21    $ 0.21
             Total return*                     +16.9%   +16.4%    +16.5%

Throughout the period, your Fund continued to feature companies that are leaders in their fields and have good earnings prospects. While the sector allocation of your portfolio continues to be well diversified, many of the best performers over the period were in the technology and energy sectors.

Over the past six months, we added a significant number of holdings of software and service companies that deal with year 2000 compliance, sometimes known as the "millennium bug." We consider this to be a very exciting area, particularly because of the long-term growth potential associated with information technology outsourcing. We see great opportunity in this sector because, while historically the strategic building of computer systems had been done internally by data processing managers, we foresee a shift toward the outsourcing of these tasks and have positioned the portfolio to take advantage of this trend.

Our outlook through 1997 is for the economy to grow at a rate averaging less than 21 1/42%, with inflation averaging about 3% or less. Should the economy show signs of rapid growth or if inflation picks up, we believe the Federal Reserve Board would move to raise short-term interest rates again, in the hopes of maintaining a moderate economic environment.

As the economy continues to grow, we foresee expanded opportunity for the creation of new markets, products and services. We believe your portfolio remains positioned to have superior earnings growth relative to the economy and the S&P 500, an index of larger companies.

Thank you for your continued confidence in Lord Abbett Developing Growth Fund. We look forward to maintaining our relationship in the coming years and helping you achieve your financial goals.

* Total return is the percent change in net asset value, assuming the reinvestment of all distributions.
      Figures are not annualized.

Focus on. . .Performance

The Benefits of Long-Term Investing

For over 20 years, Lord Abbett Developing Growth Fund has enabled investors to participate in the growth potential of small company stocks. During this period, Developing Growth Fund shareholders realized returns well above inflation.

 [The following table was represented as a line chart in the printed material.]

              Growth of a $100,000 Fund Investment: 2/1/77-7/31/97

                                 2/01/77                   7/31/97

The Fund                        $100,000                 $1,837,514

Inflation (Consumer             $100,000                   $274,359
Price Index)

The Fund's results reflect the reduced sales charge of 3.75% applicable to Class A share investments of $100,000. For the Fund investment, both dividends and capital gains were reinvested.

The Fund Versus the Benchmarks

As shown in the charts below, over the last 3- and 5-year periods ended 7/31/97, Lord Abbett Developing Growth Fund consistently outperformed the Lipper Average of Small Cap Funds (a benchmark consisting of funds that invest primarily in companies with market capitalizations less than $1 billion). Furthermore, over these periods, the Fund outpaced large company stocks (as measured by the unmanaged S&P 500 Index). Historically, small companies have experienced wider swings in earnings and stock prices than large companies. While there is no assurance of the Fund's future performance or that this pattern will continue, historically, long-term investors in small company stocks have been rewarded with strong returns (see charts on inside front cover).

Impressive Total Returns

  [The following table was represented as a bar graph in the printed material.]

                        Lipper Average of      Unmanaged S&P
          The Fund       Small Cap Funds        500 Index
          --------       ---------------        ---------
3 Years     35.4%             24.0%               30.7%
5 Years     24.2%             19.4%               20.6%

Returns represent the percent change in value for Class A shares over the 3- and 5-year periods ended 7/31/97 and reflect the reinvestment of all distributions. The Fund's results do not include the effect of sales charges. For performance at the Class A share maximum sales charge, see the inside front cover.

Focus on. . .Small, Growing Companies

The Fund invests in companies that have passed through the initial, formative years and are in the "developing growth" phase. These companies have not yet matured, nor have they settled into the slower growth rate of more established businesses. Because it is arithmetically easier to grow from a small base than a large one, developing growth companies can offer better opportunity for appreciation over the long term. The stock prices of these companies can fluctuate sharply, which is why owning an actively-managed portfolio, such as Lord Abbett Developing Growth Fund, makes sense for investors who want to participate in the aggressive growth potential of small companies with the benefits of diversification and experienced management. The actual growth of a company cannot be foreseen, and it may be difficult to determine in which phase a company is presently situated. There is no fixed correlation between the business growth of a company and the market value of its stock. The illustration below is not a representation of the performance of the stocks in which the Fund invests.

 [The following table was represented as a line chart in the printed material.]

Four Phases of Business Growth

1. Formative Phase      2. Developing Growth Phase   3. Established Growth Phase  4. Maturity Phase
------------------------------------------------------------------------------------------------------------
Companies are in their  An evolving period, often    Competitive forces and       Companies' growth patterns
infancy, a high-risk    characterized by a dramatic  regulations tend to slow     tend to resemble the Gross
period.                 rate of growth; not without  companies' progress.         Domestic Product.
                        risk.

Invest in the Future. . .Today

One hundred years ago, if you wanted to go from San Francisco to Paris, you would have to travel first by train to New York, then board a ship to France, and then another train to Paris. This could take as long as a month.

Today, you could jet directly from San Francisco to Paris in 10 hours, or travel faster than the speed of sound aboard an SST. Of course, you could also take a train, hop a bus or take a scenic drive cross-country before boarding a transatlantic flight--or cruise ship--to any major European destination.

Times have changed. We all have more choices than ever before. This applies to transportation, as well as technology, education, medical and health care, communications, retail purchasing, entertainment and business.

To keep pace with the rapidly changing world around us, Lord Abbett Developing Growth Fund invests in companies that are leaders in their field, innovators, choice-makers. These small, growing companies are creating products and services that will offer choices to fit all our different lifestyles and needs.

Investing in Lord Abbett Developing Growth Fund is investing in the future. Invest in the future, today.

Important Information

Investments in common stocks are subject to market fluctuations, providing the potential for gain and the risk of loss. Lord Abbett Developing Growth Fund invests in small-cap companies, which typically have a higher risk of failure and historically have experienced a greater degree of illiquidity and market volatility than large-cap companies.

Results quoted on the previous pages represent past performance and reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Tax consequences are not reflected. The Fund's current sales charge structure has changed from the past. The S&P 500 is an unmanaged index consisting of the common stocks of 500 companies widely followed by the investment community. Performance figures for the unmanaged S&P 500 do not reflect transaction costs or management fees. An investor cannot invest directly in an index, such as the S&P 500. The Fund issues additional classes of shares (Class B and C) with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 9/30/97, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

                              Statement of Net Assets
                              July 31, 1997

                              Investments                                                                     Shares   Market Value
===================================================================================================================================
Investments in Common Stocks 99.71%
===================================================================================================================================
Banking .05%                  *Net.Bank, Inc., Atlanta, GA-Provider of banking services over the Internet     17,000     $199,219
                                                                                                                        =========
-----------------------------------------------------------------------------------------------------------------------------------
Business Equipment             General Binding Corp., Northbrook, IL-The leading vendor of office
and Supplies .45%              binding and laminating systems and related supplies                            70,000    1,837,500
                                                                                                                        =========
-----------------------------------------------------------------------------------------------------------------------------------
Business Services
11.14%                         APAC TeleServices, Inc., Deerfield, IL-Provides outsourced telephone-based
                               customer service and sales solutions to major corporations nationwide          30,000      515,625

                              *ATC Communications Group, Dallas, TX-Provides inbound and outbound
                               contract telemarketing services                                               554,900    2,393,005

                              *Butler International Inc., Montvale, NJ-Provides skilled engineers and
                               technical personnel on a contract basis                                       308,000    4,042,500

                               Computer Language Research, Inc., Carrollton, TX-Provides tax and
                               accounting information software and services to accounting firms, banks,
                               corporations and partnerships under the trade name "Fast-Tax"                 120,000    1,170,000

                               Computer Task Group Inc., Buffalo, NY-Provides computer-related professional services to commercial clients, including systems analysis,
                               programming and design projects                                               120,000    5,385,000

                              *Employee Solutions, Phoenix, AZ-Provides employee payroll, human resources and benefits outsourcing services to employers throughout the
                               U.S.                                                                          200,000    1,025,000

                               G & K Services, Inc., Minneapolis, MN-A lessor of work garments and
                               related textile products                                                      145,000    4,911,875

                              *Interim Services, Fort Lauderdale, FL-Provides temporary personnel to the
                               business and health care industries                                            35,000    1,594,688

                               M/A/R/C Inc., Irving, TX-Offers market research, database marketing and counseling services for companies in the pharmaceutical, retailing,
                               telecommunications and financial services markets                             177,000    3,794,437

                               McGrath Rent Corp., San Leandro, CA-A lessor of relocatable modular
                               offices and electronic test equipment                                         550,000   11,275,000

                               Precision Response Corp., Miami, FL-Provider of telephone-based marketing
                               and customer service solutions to large corporations                          200,000    2,275,000

                              *Rush Enterprises Inc., San Antonio, TX-Operates a regional network of truck centers offering the retail sale of "Peterbilt" and used heavy-duty
                               trucks, after-market parts, service and body-shop facilities                   96,800      713,900

                               Simon Transportation, Salt Lake City, UT-Provider of
                               temperature-controlled transportation services for the food shipping
                               industry                                                                       16,000      334,000

                              Statement of Net Assets
                              July 31, 1997

                              Investments                                                                     Shares   Market Value
===================================================================================================================================
                              *Snyder Communications Inc., Bethesda, MD-A leading provider of value-added,
                               outsourced marketing solutions primarily for Fortune 500 companies             55,000  $ 1,705,000

                              *SOS Staffing Services, Salt Lake City, UT-Offers a full range of staffing
                               services through its 87 offices nationwide                                    175,000    2,821,875

                              *SPS Transaction Services Inc., Riverwoods, IL-A provider of transaction
                               processing services and credit card programs                                   30,000      650,625

                              *Trident International, Brookfield, CT-Designs, manufactures and markets
                               proprietary impulse inkjet technology to industrial OEMs worldwide             49,000      735,000

                               Total                                                                                   45,342,530
                                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------------------------
Capital Equipment 2.76%        Fluke Corp., Everett, WA-Designs and sells electronic test and measurement
                               instruments and systems                                                        74,100    4,019,925

                              *LeCroy Corp., Chestnut Ridge, NY-Develops, manufactures and markets
                               principally high-performance digital oscilloscopes and related products        95,500    3,247,000

                              *Photon Dynamics Inc., Milpitas, CA-A leading worldwide supplier of test,
                               inspection and repair systems for the flat panel display industry             237,900    1,635,563

                              *Semitool Inc., Kalispell, MT-Designs, manufactures, markets and services
                               equipment used in the fabrication of semiconductors                            20,000      307,500

                              *Ultratech Stepper Inc., Santa Clara, CA-A manufacturer of photolithography
                               equipment that reduces the production cost of integrated circuits              80,000    2,035,000

                               Total                                                                                   11,244,988
                                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------------------------
Communications 1.16%          *Educational Development Corp., Tulsa, OK-A marketer of non-fiction, instructional children's books for retail trade outlets, home party plans,
                               and public and school libraries                                               133,000      856,187

                              *IWERKS Entertainment Inc., Burbank, CA-A creator of interactive
                               "virtual reality" systems and attractions                                     510,000    2,550,000

                              *Lancit Media Productions Ltd., New York, NY-Acquires, develops and
                               produces movies and television programs for children and family audiences     290,000      870,000

                              *West Coast Entertainment Corp., Philadelphia, PA-Owns, operates and
                               franchises video specialty stores                                             130,000      455,000

                               Total                                                                                    4,731,187
                                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------------------------
Computer Software             *Allin Communications Corp., Pittsburgh, PA-Provides customized
and Services 12.47%            interactive television digital imaging and other communications and
                               media services                                                                250,000      812,500

                              *Alphanet Solutions, Inc., Cedar Knolls, NJ-Provides information
                               technology products, services and support                                     275,000    4,228,125

                              *BTG Inc., Vienna, VA-An information technology company that provides
                               systems solutions primarily to the government sector                          280,000    3,605,000

                              *CACI International Inc., Arlington, VA-Provides information technology products and services including the development and integration of
                               systems, software and simulation products                                      80,000    1,145,000

                              *Caere Corp., Los Gatos, CA-A world leader in optical character recognition technology and a leading developer of desktop forms
                               processing and document management products                                   230,000    1,739,375

                              *Complete Business Solutions, Farmington Hills, MI-A leading provider of
                               information technology services to large and midsize organizations             50,000    1,375,000

                              *Computer Horizons Corp., Mountain Lakes, NJ-A leading provider of
                               information technology solutions and staffing to large corporations            60,000    2,400,000

                              *Computer Learning Centers, Inc., Fairfax, VA-Provides education and
                               training in computers and information technology                              225,000   10,771,875

                              *Data Dimensions Inc., Bellevue, WA-A leading provider of year 2000
                               services                                                                       95,000    2,226,562

                              *GSE Systems, Inc., Columbia, MD-A designer, developer and supplier of
                               high-fidelity, real-time simulation software and services                      41,000      205,000

                              *Information Management Resources, Clearwater, FL-A leading provider of
                               application software outsourcing and year 2000 services worldwide             465,000   14,647,500

                              *INTERSOLV, Rockville, MD-A leading provider of open client/server software solutions available for object-oriented development, enterprise client/server development, software configuration management and data
                               warehousing                                                                   200,000    2,525,000

                              *Mastech Corporation, Oakdale, PA-Provides information technology services
                               worldwide                                                                     100,000    2,475,000

                              *Micro Focus Group ADR, United Kingdom-Develops and markets software tools      40,000    1,080,000

                              *Phoenix Tech Ltd., San Jose, CA-The world's largest supplier of
                               standards-based compatibility software to the PC industry                     115,000    1,523,750

                               Total                                                                                   50,759,687
                                                                                                                      ===========
                              -----------------------------------------------------------------------------------------------------

                              Statement of Net Assets
                              July 31, 1997

                              Investments                                                                     Shares   Market Value
===================================================================================================================================
Consumer Products
7.72%                         *Advanced Lighting Technologies, Inc., Twinsburg, OH-Designs, markets and manufactures metal-halide lighting products, including lamps, lamp
                               components and lamp production equipment                                      135,000  $ 3,408,750

                              *Armor Holdings, Jacksonville, FL-Manufactures and distributes products
                               and services for the law enforcement, military and security markets           270,000    2,903,575
                               Dreyer's Grand Ice Cream, Oakland, CA-Ice cream manufacturer and
                               distributor                                                                    73,600    3,109,600

                               Excel Industries Inc., Elkhart, IN-Manufactures and designs window systems for the automobile, light truck/van, bus, heavy truck and
                               recreational vehicle industries                                               105,000    2,119,688

                               Matthews International Corp., Pittsburgh, PA-A leading designer,
                               manufacturer and marketer of custom-made identification products              175,000    7,021,875

                               Northland Cranberries Class A, Wisconsin Rapids, WI-Grows cranberries through its properties in central and northern Wisconsin and Massachusetts,
                               and manufactures and markets a branded line of juice products                  88,000    1,617,000

                              *O'Gara Company, Fairfield, OH-A leading provider of vehicle armoring systems for military, commercial and governmental
                               clients worldwide                                                             330,000    4,331,250

                              *Polymer Group Inc., North Charleston, SC-Major global
                               manufacturer of non-woven materials                                            80,000    1,085,000

                               Robert Mondavi Corp. Class A, Oakdale, CA-Produces and markets wines           60,000    2,805,000

                              *Security First Network Bank, Atlanta, GA-An FDIC-insured financial
                               institution that executes traditional banking services over the Internet      205,000    1,575,938

                              *Steiner Leisure, Nassau, Bahamas-Provides spa services aboard cruise
                               ships worldwide                                                                50,000    1,437,500

                              Total                                                                                    31,415,176
                                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------------------------
Data Processing Equipment and *Advanced Digital Info Corp., Redmond, WA-A leading provider of automated
Components 1.47%               data libraries for computer network and workstation markets and
                               microelectronic components for aerospace and medical applications              68,800    1,229,800

                              *Ampex Corp., Redwood City, CA-A leading innovator in the fields of magnetic recording image processing and high-performance digital
                               storage                                                                       550,000    2,853,125

                              *Micros Systems Inc., Beltsville, MD-Designs, manufactures and markets point-of-sale electronic information systems and related peripheral
                               equipment and software                                                         30,000    1,338,750

                              *Storage Computer, Nashua, NH-A leading worldwide provider of
                               high-performance storage systems                                               45,000      534,375

                               Total                                                                                    5,956,050
                                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------------------------
Electronic Components 11.81%  *AdFlex Solutions, Inc., Chandler, AZ-A leading supplier of flexible
                               circuits                                                                      165,000    4,310,625

                              *Altron Corp., Wilmington, MA-A manufacturer of electronic
                               interconnect products employing printed circuit technology                    169,500    2,987,437

                               Analogic Corp., Peabody, MA-A leading manufacturer of high precision medical and industrial diagnostic and measurement instruments and
                               equipment                                                                      45,000    1,642,500

                              *Ault Inc., Minneapolis, MN-The largest independent manufacturer of
                               external power conversion products                                            180,000    1,597,500

                              *Chicago Miniature Lamp, Inc., Canton, MA-Manufactures and distributes
                               a variety of miniature lighting products                                       60,400    1,691,200

                               Computer Products, Inc., Boca Raton, FL-A manufacturer of power
                               supplies and measurement control systems for industrial equipment             480,000   12,900,000

                               Dallas Semiconductor Corporation, Dallas, TX-Develops, manufactures and markets complementary metal-oxide silicon integrated circuits and
                               semiconductor-based subsystems                                                 66,200    2,585,938

                              *Merix Corp., Forest Grove, OR-Manufacturer of interconnect solutions
                               for use in sophisticated electronic equipment                                  65,000    1,137,500

                               Molex, Inc. Class A, Lisle, IL-Designs, manufactures and distributes
                               electrical and electronic devices                                             170,312    6,152,520

                               PMC-Sierra Inc., San Jose, CA-Supplies integrated circuits for the PC and
                               communications markets                                                         50,000    1,637,500

                               Technitrol Inc., Trevose, PA-A worldwide manufacturer of electronic components, electrical contacts and assemblies, thermostatic and
                               clad-metal materials and components                                           360,000   11,430,000

                               Total                                                                                   48,072,720
                                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------------------------
Energy 12.77%                 *American Oilfield Divers, Houston, TX-Provides sub-sea services and
                               related products to the oil and gas industry                                  105,000    1,561,875

                              *Core Laboratories N.V., Amsterdam, The Netherlands-A provider of
                               petroleum reservoir analysis and environmental testing                        144,000    3,636,000

                              Statement of Net Assets
                              July 31, 1997

                              Investments                                                                   Shares   Market Value
-----------------------------------------------------------------------------------------------------------------------------------
                              *Dailey Petroleum Services Co., Conroe, TX-Provides directional drilling services and designs, manufactures and rents technologically advanced
                               downhole tools for oil and gas drilling and workover applications             300,000  $ 2,625,000

                               Dawson Geophysical Co., Midland, TX-A provider of seismic data services
                               to oil and gas drillers                                                       120,000    2,235,000

                              *Dawson Production Services, San Antonio, TX-Provides a range of workover, liquid and production services for oil and gas wells
                               in Texas and Louisiana                                                        342,600    6,166,800

                              *Edge Petroleum, Houston, TX-An oil and gas exploration company                220,000    2,777,500

                               Friede Goldman International, Inc., Jackson, MS-An oilfield services provider offering a range of design, engineering, construction, conversion,
                               retrofit and repair services for offshore drilling rigs                        50,000    1,437,500

                              *Global Industries Ltd., Lafayette, LA-Provides pipeline construction,
                               derrick and diving services to the offshore oil and gas industry               60,000    1,683,750

                              *Gulf Island Fabrication, Houma, LA-Designs offshore drilling and production platforms used in the development and production of
                               offshore oil and gas reserves                                                  40,000    1,420,000

                              *Harken Energy Corp., Irving, TX-An oil and gas exploration and production company that explores and conducts production
                               activities in the four corners area of the southwest                          652,200    3,913,200

                              *Mallon Resources Corp., Denver, CO-A Denver-based oil and gas exploration and production company with operations primarily in
                               the Delaware and San Juan Basins of New Mexico                                100,000      787,500

                              *Nuevo Energy Co., Houston, TX-An independent oil and gas company, engaged primarily in the acquisition, development, production and
                               exploration of oil and gas properties                                          40,000    1,712,500

                              *Panaco Inc., Kansas City, MO-Explores for and produces natural
                               gas and oil in Louisiana, Texas and Oklahoma                                  450,000    1,940,625

                              *Seitel Inc., Houston, TX-An operator of a seismic database and a
                               provider of corollary geophysical services to the petroleum industry          100,000    4,093,750

                              *Stone Energy Corp., Lafayette, LA-An independent oil and gas company that acquires and exploits oil and gas producing properties located
                               primarily in the Gulf Coast Basin                                             120,000    3,487,500

                              *Superior Energy Services, New Orleans, LA-Provider of oilfield
                               products and services in the Gulf of Mexico                                   185,000    1,040,625

                              *Tuboscope Inc., Houston, TX-Provides oilfield tubular coating and inspection services, oilfield solids control services and coiled
                               tubing equipment to the international petroleum industry                       69,000    1,664,625

                               Veritas DGC Inc., Houston, TX-Provides seismic data acquisition and
                               processing services to the petroleum industry                                  46,000    1,155,750

                               Vintage Petroleum Inc., Tulsa, OK-Independent energy company engaged
                               in the exploitation and development of oil and gas properties                 241,000    8,660,938

                               Total                                                                                   52,000,438
                                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------------------------
Environmental Services         Met-Pro Corp., Harleysville, PA-A manufacturer of environmental treatment
and Equipment .50%             systems, specialty pumps and filtration equipment                             128,340    2,053,440
-----------------------------------------------------------------------------------------------------------------------------------
Industrial and Capital Goods  *Dionex Corp., Sunnyvale, CA-A manufacturer of analytical instruments           40,000    1,825,000
5.84%
                              *Durakon Industries, Inc., Flint, MI-A leading manufacturer of pick-up
                               truckbed liners                                                               115,000    1,078,125

                              *Flow International Corp., Kent, WA-Designs, manufactures and sells ultra-high pressure waterjets for cutting metallic and non
                               metallic materials                                                            160,000    1,610,000

                               JLG Industries, Inc., McConnellsburg, PA-A leading manufacturer of
                               self-propelled aerial work platforms                                          390,800    4,323,225

                               Kuhlman Corp., Savannah, GA-Manufactures electrical and industrial
                               products                                                                       60,000    1,860,000

                              *Orbital Sciences Corp., Dulles, VA-A space and information systems company that designs, manufactures, operates and markets a broad range of affordable space-technology products
                               and satellite-based services                                                  281,000    5,303,875

                               Park-Ohio Industries, Cleveland, OH-Manufactures plastic containers for food products and industrial products for the airline,
                               automotive, rail and trucking industries                                      280,000    4,217,500

                              *Superior Services Inc., West Allis, WI-Provides solid waste collection, transfer, recycling and disposal to customers primarily in Wisconsin and
                               parts of Minnesota, Illinois and Michigan                                      30,000      787,500

                              *Utilx Corporation, Kent, WA-Installs, replaces and renovates underground utilities with "Flowmole," "Revalt" and "CableCure"
                               services                                                                      250,000    1,109,375

                               X-Rite, Inc., Grandville, MI-A developer, manufacturer and marketer
                               of instruments for color measurement and control                               82,500    1,660,313

                               Total                                                                                   23,774,913
                                                                                                                      ===========
                              -----------------------------------------------------------------------------------------------------

                              Statement of Net Assets
                              July 31, 1997

                              Investments                                                                     Shares   Market Value
-----------------------------------------------------------------------------------------------------------------------------------
Measurement and               *Identix Inc., Sunnyvale, CA-A leading designer, developer, manufacturer
Control Systems 2.71%          and marketer of products for the capture and comparison
                               of fingerprints for security, anti-fraud, law enforcement and
                               other applications                                                            200,000  $ 1,975,000

                              *In Focus Systems, Wilsonville, OR-Manufactures and markets liquid crystal displays thatallow personal computer information to be
                               displayed on overhead projections                                             180,000    4,050,000

                              *LTX Corp., Westwood, MA-A supplier of linear, digital, mixed-signal
                               and discrete semiconductor test equipment                                     538,000    3,833,250

                              *Thermedics Detection Inc., Chelmsford, MA-Develops, manufactures and markets high-speed systems used for product quality assurance
                               in a variety of industrial processes                                           98,900    1,155,894

                               Total                                                                                   11,014,144
                                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------------------------
Medical Services 5.29%        *Arbor Health Care Company, Lima, OH-Provider of health information
                               to the insurance industry                                                     122,000    4,681,750

                              *Counsel Corp., Toronto, Canada-A management and business development
                               company that operates within the health and real estate sectors               212,500    3,293,750

                               Health Care Service Group, Inc., Huntingdon Valley, PA-Provides
                               operational services to nursing homes and retirement complexes                288,900    3,466,800

                               Hooper Holmes, Basking Ridge, NJ-Provider of health information to
                               the insurance industry                                                         90,000    2,452,500

                              *Horizon Health Corp., Denton, TX-A manager of mental health programs
                               for general acute care hospitals in the U.S.                                  237,500    6,026,562

                              *Ovid Technologies Inc., New York, NY-Provides electronic information
                               retrieval services to the biomedical, healthcare and academic markets           8,500       82,875

                              *Physician Computer Network, Morris Plains, NJ-Develops and markets highly functionalpractice management and clerical information
                               software products for physician practices                                     200,000    1,525,000

                               Total                                                                                   21,529,237
                                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------------------------
Medical/Health Care 6.43%      Arrow International, Inc., Reading, PA-Develops, manufactures and markets a broad range of clinically advanced, disposable catheters
                               and related products                                                          109,100    3,245,725

                              *ATS Medical Inc., Minneapolis, MN-Manufactures and markets a
                               pyrolytic carbon bileaflet mechanical heart valve                             280,000    1,645,000

                              *Hologic, Waltham, MA-Manufacturer of x-ray systems                            169,000    3,633,500
                               Life Technologies, Inc., Gaithersburg, MD-A supplier of products for
                               life science research and biotechnology manufacturing                         135,000    3,746,250

                              *Maxxim Medical Inc., Sugarland, TX-Develops, manufactures and distributes physical therapy equipment and disposable hospital
                               products                                                                      259,000    4,791,500

                               Orthofix International N.V., New York, NY-International corporation that develops innovative products in the medical device market; a leading producer of external fixation devices, limb lengthening and bone
                               reconstruction equipment                                                      267,200    2,839,000

                              *Ostex International Inc., Seattle, WA-Develops products used in the diagnosis of osteoporosis, osteoarthritis and other skeletal diseases which are caused by the breakdown of bone, cartilage and other connective
                               tissue                                                                        310,000      833,125

                              *Physio-Control International Corporation, Redmond, WA-Designs,
                               manufactures, markets and services an integrated line of non-invasive, emergency cardiac defibrillator and vital sign assessment devices,
                               disposable electrodes and data management software                            140,000    2,030,000

                              *Protocol Systems Inc., Beaverton, OR-Designs, manufactures and
                               markets patient monitoring instruments and systems                            247,400    2,164,750

                              *Resound Corporation, Redwood City, CA-Designs, develops,
                               manufactures and markets hearing devices                                       39,500      197,500

                              *Thermedics Inc., Waltham, MA-Develops, manufactures and markets explosives and drug-detection devices, product quality assurance
                               systems and other biomedical products                                          65,000    1,044,063

                               Total                                                                                   26,170,413
                                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous 1.51%           *Catellus Development Corp., San Francisco, CA-An owner, developer
                               and manager of real estate assets                                             300,000    6,150,000
                                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------------------------
Retail 11.78%                 *Amazon.Com, Seattle,WA-Retails books over the Internet                         30,000      862,500

                              *Ames Department Stores, Rocky Hill, CT-The nation's fifth largest discount department store chain with 303 stores in 14 northeastern
                               states                                                                        800,000   11,700,000

                              *CellStar Corp., Carrollton, TX-An integrated wholesale distributor
                               and retailer of cellular telephones and related products                      525,000   15,750,000

                              Statement of Net Assets
                              July 31, 1997

                                                                                                            Shares or
                                                                                                            Principal
                              Investments                                                                     Amount   Market Value
-----------------------------------------------------------------------------------------------------------------------------------
                              *Designer Holdings Ltd., New York, NY-Develops, sources and markets designer sportswear lines for men, juniors, women and petites under the "Calvin Klein Jeans," "CK/Calvin Klein Jeans" and "CK/Calvin
                               Klein Jeans Khakis" labels                                                    150,400  $  1,090,400

                              *Kenneth Cole Productions, New York, NY-Develops, sources and
                               markets a broad range of footwear, handbags and accessories                   230,000     3,507,500

                              *New West Eyeworks, Tempe, AZ-A specialty retailer of eyewear                  140,000     1,120,000

                              *Quiksilver, Inc., Costa Mesa, CA-Designs, arranges manufacture, and distributes casualwear, snowboardwear and swimwear
                               for young men, boys and juniors under the "Quiksilver" label, and junior
                               swimwear and sportswear under the "Raisin" label                               90,000     3,330,000

                              *Sirena Apparel Group, Inc., South El Monte, CA-Designs,
                               manufactures and markets branded and private label swimwear and
                               resortwear for each principal segment of the women's market                   230,000       646,875

                              *Stage Stores, Houston, TX-Owns and operates apparel stores
                               primarily in the central  region of the U.S.                                  220,000     6,421,250

                              *Tarrant Apparel, Los Angeles, CA-Designs, merchandises and
                               manufactures casual,moderately priced apparel                                 221,000     3,536,000

                               Total                                                                                    47,964,525
                                                                                                                      ============
-----------------------------------------------------------------------------------------------------------------------------------
Telecommunications 3.85%      *Active Voice Corp., Seattle, WA-Develops PC-based call processing
                               systems and computer telephone integration products                           100,000     1,262,500

                              *Plantronics, Inc., Santa Cruz, CA-A leading supplier of
                               communication headset products and services to users and providers
                               worldwide                                                                     262,000    14,410,000

                               Total                                                                                    15,672,500
                                                                                                                      ============
                               ---------------------------------------------------------------------------------------------------
                               Total Investments in Common Stocks (Cost $272,803,747)                                  405,888,667
===================================================================================================================================
Other Assets, Less Liabilities .29%
===================================================================================================================================
Corporate Obligation           Ford Motor Credit Co. 5.76% due 8/1/1997 (Cost $2,500,000)                     2,500M     2,500,000
-----------------------------------------------------------------------------------------------------------------------------------
Cash and Receivables, Net of Liabilities                                                                                (1,301,049)
-----------------------------------------------------------------------------------------------------------------------------------
                               Total Other Assets, Less Liabilities                                                      1,198,951
===================================================================================================================================
Net Assets 100.00%                                                                                                    $407,087,618
===================================================================================================================================
                               Class A Shares-Net asset value ($378,479,342 / 25,713,780 shares outstanding)                $14.72

                               Class B Shares-Net asset value ($17,456,556 / 1,195,235 shares outstanding)                  $14.61

                               Class C Shares-Net asset value ($11,151,720 / 763,161 shares outstanding)                    $14.61

                               *Non-income producing.

                                See Notes to Financial Statements.

         Statement of Operations

Investment Income                                Six Months Ended July 31, 1997
================================================================================
Income   Interest                                      $  156,670
         Dividends                                        415,463
         Total income                                                 $ 572,133
         -----------------------------------------------------------------------
Expenses Management fee                                   968,820
         12b-1 distribution plan-Class A                  422,276
         12b-1 distribution plan-Class B                   53,891
         12b-1 distribution plan-Class C                   33,297
         Shareholder servicing                            341,968
         Reports to shareholders                           60,766
         Directors                                         19,784
         Registration                                      30,000
         Professional                                      30,000
         Other                                              4,070
         Total expenses                                               1,964,872
         -----------------------------------------------------------------------
         Net investment loss                                         (1,392,739)
         -----------------------------------------------------------------------
Realized and Unrealized Gain on Investments
================================================================================
Realized gain from investment transactions
         Proceeds from sales                           88,912,402
         Cost of investments sold                      53,236,686
         -----------------------------------------------------------------------
         Net realized gain                             35,675,716
         -----------------------------------------------------------------------
Unrealized appreciation of investments                 23,677,736
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                      59,353,452
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                $57,960,713
================================================================================

         See Notes to Financial Statements.


               Statements of Changes in Net Assets

                                                                                       Six Months      Year Ended
                                                                                   Ended July 31,     January 31,
Increase (Decrease) in Net Assets                                                            1997            1997
==================================================================================================================
Operations     Net investment loss                                                  $  (1,392,739)  $  (1,805,761)
               Net realized gain from investment transactions                          35,675,716      41,698,179
               Net unrealized appreciation of investments                              23,677,736      22,855,477
               Net increase in net assets resulting from operations                    57,960,713      62,747,895
               ---------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gain from investment transactions:
               Class A                                                                 (5,235,299)    (37,450,454)
               Class B                                                                   (123,462)       (528,216)
               Class C                                                                    (78,177)       (352,262)
               Total                                                                   (5,436,938)    (38,330,932)
               ---------------------------------------------------------------------------------------------------
Capital share transactions:
               Net proceeds from sales of shares                                       73,096,715     125,237,965
               Net asset value of shares issued in reinvestment of net
                 investment income and realized gain from investment transactions       5,168,662      36,371,582
               Total                                                                   78,265,377     161,609,547
               ---------------------------------------------------------------------------------------------------
               Cost of shares reacquired                                              (54,059,702)    (53,270,295)
               ---------------------------------------------------------------------------------------------------
               Increase in net assets derived from capital share transactions          24,205,675     108,339,252
               ---------------------------------------------------------------------------------------------------
Increase in net assets                                                                 76,729,450     132,756,215
               ---------------------------------------------------------------------------------------------------
Net Assets
               Beginning of period                                                    330,358,168     197,601,953
               ---------------------------------------------------------------------------------------------------
               End of period (including undistributed net investment
                 income of $(1,664,576) and $(271,837), respectively)               $ 407,087,618   $ 330,358,168
               ===================================================================================================

               See Notes to Financial Statements.

      Financial Highlights

                                                                                                          Class A Shares
--------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                                      Year Ended
                                                         Ended July 31,                                      January 31,
Per Share Operating Performance:                                  1997         1997      1996       1995    1994    1993
==========================================================================================================================
Net asset value, beginning of period                             $12.80      $11.49    $ 9.58     $10.65  $10.11  $10.86
--------------------------------------------------------------------------------------------------------------------------
       Income (loss) from investment operations
       Net investment loss                                         (.05)(a)    (.03)     (.02)      (.04)   (.05)   (.02)
       Net realized and unrealized gain (loss) on
        investments                                                2.18        3.12      4.80       (.22)   1.62    (.24)
       Total from investment operations                            2.13        3.09      4.78       (.26)   1.57    (.26)
       -------------------------------------------------------------------------------------------------------------------
       Distributions
       Dividends from net investment income                         --          --        --         --      --     (.02)
       Dividends from net realized gain                            (.21)      (1.78)    (2.87)      (.81)  (1.03)   (.47)
       -------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $14.72      $12.80    $11.49     $ 9.58  $10.65  $10.11
--------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                                   16.85%(c)   28.35%    50.22%     (2.74)  16.41%  (2.31)%
==========================================================================================================================
       Ratios to Average Net Assets:
       Expenses                                                     .56%(c)    1.10%     1.03%      1.31%   1.34%   1.31%
       Net investment loss                                         (.38)%(c)   (.67)     (.52)      (.38)   (.51)   (.25)%
       -------------------------------------------------------------------------------------------------------------------

                                                                    Class B Shares                        Class C Shares
                                                ---------------------------------- -------------------------------------
                                                    Six Months   August 1, 1996(d)       Six Months    August 1, 1996(d)
                                                Ended July 31,      to January 31,   Ended July 31,       to January 31,
Per Share Operating Performance:                          1997                1997             1997                 1997
================================================================================== =====================================
Net asset value, beginning of period                     $12.75             $12.14           $12.75               $12.14
---------------------------------------------------------------------------------- -------------------------------------
       Income (loss) from investment operations
       Net investment loss                                 (.09)(a)           (.05)            (.09)(a)             (.05)
       Net realized and unrealized gain on investments     2.16               2.28             2.16                 2.28
       Total from investment operations                    2.07               2.23             2.07                 2.23
       --------------------------------------------------------------------------- -------------------------------------
       Distributions
       Dividends from net realized gain                    (.21)             (1.62)            (.21)               (1.62)
       --------------------------------------------------------------------------- -------------------------------------
Net asset value, end of period                           $14.61             $12.75           $14.61               $12.75
---------------------------------------------------------------------------------- -------------------------------------
Total Return(b)(c)                                        16.44%             19.43%           16.52%               19.43%
========================================================================================================================
       Ratios to Average Net Assets(c):
       Expenses                                             .92%               .93%             .89%                 .93%
       Net investment loss                                 (.73)%             (.73)%           (.70)%               (.73)%
========================================================================================================================

                                                            Six Months
                                                        Ended July 31,                                     Year Ended January 31,
Supplemental Data for All Classes:                                1997        1997        1996        1995        1994       1993
=================================================================================================================================
  Net assets, end of period (000)                            $ 407,088   $ 330,358   $ 197,602   $ 127,579   $ 143,693  $ 151,068
  Portfolio turnover rate                                        26.45%      42.35%      50.12%      17.57%      16.29%     17.22%
  Average commissions per share paid on equity transactions  $    .051   $    .046   $    .053   $    .059         n/a       n/a
  ===============================================================================================================================

  (a)   Calculated using average shares outstanding during the period.
  (b)   Total return does not consider the effects of sales loads.
  (c)   Not annualized.
  (d)   Commencement of offering respective class shares.
        See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett Developing Growth Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of the significant accounting policies followed by the
Company:

(a) Market value is determined as follows: Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) A portion of the proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares.

2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolio. The management fee is based on average daily net assets for each month at the annual rate of 0.75% of the Company's first $100 million of average daily net assets and 0.50% of such assets over $100 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor llc ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) a supplemental annual distribution fee of 0.10% of the average daily net asset value of Class A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding.

Distributor received $109,523 representing payment of commissions on sales of Class A shares after deducting $695,521 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions

Net realized gain from investment transactions is distributed to shareholders annually. Accumulated undistributed net realized gain at July 31, 1997 for financial reporting purposes aggregated $35,461,183.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

4. Capital

The Company has authorized 955 million shares of $.001 par value capital stock designated Class A, 20 million shares of $.001 par value capital stock designated Class B and 25 million shares of $.001 par value capital stock designated Class C. Paid in capital amounted to $240,206,091 at July 31, 1997. Transactions in shares of capital stock were as follows:

                             Six Months Ended                    Year Ended
                                July 31, 1997              January 31, 1997
                             ---------------- ------------------------------
Class A                 Shares         Amount        Shares          Amount
--------------------------------------------- ------------------------------
Sales of shares      4,634,484   $ 58,554,447     8,862,837   $ 114,151,161
Shares issued to
shareholders in
reinvestment of
realized gains
from investment
transactions           397,488      4,974,120     2,999,455      35,526,973
Total                5,031,972     63,528,567    11,862,292     149,678,134
--------------------------------------------- ------------------------------
Shares reacquired   (4,221,348)   (52,610,977)   (4,153,205)    (52,746,393)
Increase in shares     810,624   $ 10,917,590     7,709,087   $  96,931,741
----------------------------------------------------------------------------

                                                        August 1, 1996
                                 Six Months           (Commencement of
                                      Ended   offering Class B shares)
                              July 31, 1997        to January 31, 1997
------------------------------------------- ---------------------------
Class B               Shares        Amount       Shares        Amount
------------------------------------------- ---------------------------
Sales of shares      695,637   $ 8,597,954      548,162   $ 6,897,730
Shares issued to
shareholders in
reinvestment of
realized gains
from investment
transactions           9,292       118,142       43,297       511,339
Total                704,929     8,716,096      591,459     7,409,069
------------------------------------------- ---------------------------
Shares reacquired    (70,744)     (790,154)     (30,409)     (389,040)
Increase in shares   634,185   $ 7,925,942      561,050   $ 7,020,029
-----------------------------------------------------------------------

Notes to Financial Statements

                                                        August 1, 1996
                                 Six Months           (Commencement of
                                      Ended   offering Class C shares)
                              July 31, 1997        to January 31, 1997
------------------------------------------- ---------------------------
Class C               Shares        Amount      Shares          Amount
------------------------------------------- ---------------------------
Sales of shares      470,602   $ 5,944,314     330,830     $ 4,189,074
Shares issued to
shareholders in
reinvestment of
realized gains
from investment
transactions           6,041        76,400      28,220         333,270
Total                476,643     6,020,714     359,050       4,522,344
------------------------------------------- ---------------------------
Shares reacquired    (61,748)     (658,571)    (10,784)       (134,862)
Increase in shares   414,895   $ 5,362,143     348,266     $ 4,387,482
-----------------------------------------------------------------------

5. Purchases and Sales of Securities

Purchases and sales of investment securities (other than short-term investments) aggregated $110,031,962 and $88,912,402, respectively. As of July 31, 1997, net unrealized appreciation for federal income tax purposes aggregated $133,084,920, of which $158,696,491 related to appreciated securities and $25,611,571 related to depreciated securities. For federal income tax purposes, the identified cost of investments owned at July 31, 1997 was substantially the same as the cost for financial reporting purposes.

6. Directors` Remuneration

The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Directors' fees payable at July 31, 1997, under a deferred compensation plan, were $295,838.


 Our Management

 Board of Directors

 Robert S. Dow
 E. Wayne Nordberg
 E. Thayer Bigelow*+
 Stewart S. Dixon*
 John C. Jansing*
 C. Alan MacDonald*+
 Hansel B. Millican, Jr.*
 Thomas J. Neff*+

* Outside Director
+ Audit Committee

 Officers

 Robert S. Dow, Chairman and President
 Stephen J. McGruder, Executive Vice
   President and Portfolio Manager
 Kenneth B. Cutler, Vice President
   and Secretary
 Stephen I. Allen, Vice President
 Zane E. Brown, Vice President
 Daniel E. Carper, Vice President
 Daria L. Foster, Vice President
 Robert G. Morris, Vice President
 Robert J. Noelke, Vice President
 E. Wayne Nordberg, Vice President
 John J. Walsh, Vice President
 Paul A. Hilstad, Vice President
   and Assistant Secretary
 Thomas F. Konop, Vice President
   and Assistant Secretary
 Keith F. O'Connor, Vice President
   and Treasurer
 A. Edward Oberhaus III, Vice President
 Donna McManus, Assistant Treasurer
 Joseph Van Dyke, Assistant Treasurer
 Lydia Guzman, Assistant Secretary
 Robert M. Hickey, Assistant Secretary

 Investment Manager and
 Underwriter

 Lord, Abbett & Co. and
 Lord Abbett Distributor LLC

 The General Motors Building
 767 Fifth Avenue
 New York, NY 10153-0203
 212-848-1800

 Custodian

 The Bank of New York
 New York, NY

 Transfer Agent

 United Missouri Bank of
 Kansas City, N.A.

 Shareholder Servicing Agent

 DST Systems, Inc.
 P.O. Box 419100
 Kansas City, MO 64141
 800-821-5129

 Auditors

 Deloitte & Touche LLP
 New York, NY

 Counsel

 Debevoise & Plimpton
 New York, NY

Copyright (c) 1997 by Lord Abbett Developing Growth Fund, Inc.
767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Developing Growth Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contined within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

                                Investing in the
                                   Lord Abbett
                                 Family of Funds

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Growth
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                                                                                                      Income
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                                     Growth & Income                                        Tax-Free        Money
            Growth Funds             Funds             Balanced Fund    Income Funds        Income Funds    Market Fund
Developing Growth  Global Fund-      Affiliated Fund   Balanced Series  Bond-Debenture      - National      U.S. Government
Fund               Equity Series                                        Fund                - California    Securities
                                                                                            - Connecticut   Money Market
International      Mid-Cap           Growth &                           Global Fund-        - Florida       Fund*+
Series             Value Fund        Income Series                      Income Series       - Georgia
                                                                                            - Hawaii
                   Research Fund-    Research Fund-                     Limited Duration    - Michigan
                   Small-Cap Series  Large-Cap Series                   U.S. Government     - Minnesota
                                                                        Securities Series*  - Missouri
                                                                                            - New Jersey
                                                                        U.S. Government     - New York
                                                                        Securities Series*  - Pennsylvania
                                                                                            - Texas
                                                                                            - Washington

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your financial adviser provides value in helping you identify and under stand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett Developing Growth Fund.

For more complete information about any other Lord Abbett fund, including charges and expenses, call your financial adviser or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your financial adviser can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your financial adviser can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 28 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your financial adviser to help you customize your investment plan.

Numbers to Keep Handy

For Shareholder Account or
Statement Inquiries:
800-821-5129

For Literature:
800-874-3733

For More Information:
800-426-1130

Visit Our Web Site:
http://www.lordabbett.com

* An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

+ There can be no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share. This Fund is managed to maintain, and has maintained, its stable $1.00 per share price.

[LOGO] LORD, ABBETT & CO.                                      -----------------
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LORD ABBETT DISTRIBUTOR LLC                                           LADG-3-797
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The GM Building o 767 Fifth Avenue o New York, NY 10153-0203              (9/97)